UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2007

STEC, INC.

(Exact name of registrant as specified in charter)

California	000-31623	33-0399154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street, Santa Ana, California	92705-5812
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (949) 476-1180

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	Results of Operations and Financial Condition.

On November 13, 2007, STEC, Inc. (the “Registrant”) issued a press release reporting financial results for the third quarter ended September 30, 2007. In connection therewith, the Registrant held a conference call and simultaneous webcast on November 13, 2007 regarding the Registrant’s financial results for the third quarter ended September 30, 2007. A copy of the transcript of the conference call is attached hereto as Exhibit 99.1 and is incorporated herein by reference. A copy of the press release was previously furnished on a separate Current Report on Form 8-K, dated November 13, 2007.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit

99.1	Transcript of STEC, Inc.’s third quarter ended September 30, 2007 financial results conference call and simultaneous webcast held on November 13, 2007 (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEC, Inc.

Date: November 13, 2007	By:	/s/ Dan Moses
Dan Moses Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Transcript of STEC, Inc.’s third quarter ended September 30, 2007 financial results conference call and simultaneous webcast held on November 13, 2007 (furnished and not filed herewith solely pursuant to Item 2.02).